Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,130,475.00
Previously Paid Amount	0.00
Total Fee Amount	6,756.38
Total Offset Amount	0.00
Net Fee	$ 6,756.38